UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2008 (April 22, 2008)

NuStar Energy L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-16417	74-2956831
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2330 North Loop 1604 West

San Antonio, Texas 78248

(Address of principal executive offices)

(210) 918-2000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The purpose of this Form 8-K/A is to correct the earnings information previously provided by NuStar Energy L.P. on April 22, 2008. This Form 8-K/A replaces the consolidated financial information tables furnished with the Current Report on Form 8-K filed by NuStar Energy L.P. on April 22, 2008. The revised consolidated financial information tables are furnished as Exhibit 99.1 hereto and are incorporated by reference herein.

As corrected, NuStar Energy L.P.’s first quarter 2008 net income applicable to limited partners was $49.7 million, or $1.01 per unit, which is $2.1 million, or $0.04 per unit less than previously reported. As corrected, first quarter 2008 results continue to represent the highest quarterly earnings in the partnership’s history and the previously announced quarterly distribution of $0.985 per unit, payable on May 14, 2008 to unitholders of record on May 7, 2008, remains unchanged.

This correction is principally due to an error in the accounting for our physical barrels of refined product inventories that qualify for hedge accounting under Statement of Financial Accounting Standards No. 133.

The information in this report is being furnished, not filed, pursuant to Item 2.02 of Form 8-K. Accordingly, the information in this report, including the consolidated financial information, will not be incorporated by reference into any registration statement filed by NuStar Energy under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

NON-GAAP FINANCIAL MEASURES

The consolidated financial information discloses certain financial measures, EBITDA, distributable cash flow, and distributable cash flow per unit, that are non-GAAP financial measures as defined under SEC rules. The consolidated financial information furnishes a reconciliation of these non-GAAP financial measures to their nearest GAAP financial measures. Management uses these financial measures because they are widely accepted financial indicators used by investors to compare partnership performance. In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of the partnership’s assets and the cash that the business is generating. Neither EBITDA, distributable cash flow, nor distributable cash flow per unit are intended to represent cash flows for the period, nor are they presented as an alternative to net income or cash flow from operations. They should not be considered in isolation or as substitutes for a measure of performance prepared in accordance with United States generally accepted accounting principles.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Revised Consolidated Financial Information for the quarter ended March 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUSTAR ENERGY L.P.

	By:	Riverwalk Logistics, L.P. its general partner

		By:	NuStar GP, LLC its general partner

Date: April 28, 2008			By:	/s/ Bradley C. Barron
			Name:	Bradley C. Barron
			Title:	Secretary